UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 5, 2007

Venture Financial Group, Inc. (Exact Name of Registrant as specified in its charter)

Washington	0-24024	91 - 1277503
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1495 Wilmington Dr. PO Box 970 DuPont, Washington 98327 Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 253-441-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

     On September 5, 2007, Venture Financial Group, Inc. issued a press release announcing the approval by its board of directors of a stock repurchase program authorizing the repurchase of up to 200,000 shares of its common stock.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE FINANCIAL GROUP, INC.
(Registrant)

Date:	September 5, 2007	By:	/s/ Ken F. Parsons, Sr.
Ken F. Parsons, Sr.
Chief Executive Officer and Chairman